UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2002



                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


        Maryland                          1-14236                 72-2541756
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
     incorporation)                                          Identification No.)


             545 E. John Carpenter Freeway
                          Suite 1300
                        Irving, Texas                               75062
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

         On April 1, 2002, FelCor Lodging Trust Incorporated (the "Company") entered into a Placement Agency Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Placement Agent"), and three separate purchase agreements (the "Purchase Agreements") with the prospective purchasers of the Company's Depositary Shares (as defined below). Pursuant to the Placement Agency Agreement and the Purchase Agreements, the Company has agreed to issue an aggregate of 1,025,800 depositary shares (the "Depositary Shares"), each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), of the Company. Each share of Series B Preferred Stock is entitled to a liquidation preference of $2,500 per share (equivalent to $25 per Depositary Share). This report is being filed for the purpose of setting forth certain exhibits in connection with the issuance of the Depositary Shares and Series B Preferred Stock.

Item 7.  Financial Statement and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:


               Exhibit
               Number                  Description of Exhibit

               3.1.2 Articles Supplementary of the Company designating the additional shares of 9% Series B Cumulative Redeemable Preferred Stock filed April 2, 2002

               4.4.1          Supplement  and  Amendment  to  Deposit  Agreement
                              among   the   Company,   Sun   Trust   Bank   (the
                              "Depositary"), and the holders

               10.1.1 First Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership

               12.1 Computation of ratio of earnings to combined fixed charges and preferred stock dividends

               99.1 Placement Agency Agreement dated April 1, 2002 among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

               99.2 Form of Purchase Agreement between the Company and the purchasers of the Depositary Shares



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FELCOR LODGING TRUST INCORPORATED



Date:   April 4, 2002                  By:    /s/  Lawrence D. Robinson
                                          --------------------------------------
                                          Name:    Lawrence D. Robinson
                                          Title:   Executive Vice President
                                                   and General Counsel

                                INDEX TO EXHIBITS


            Exhibit
               Number                  Description of Exhibit

               3.1.2 Articles Supplementary of the Company designating the additional shares of 9% Series B Cumulative Redeemable Preferred Stock filed April 2, 2002

               4.4.1          Supplement  and  Amendment  to  Deposit  Agreement
                              among   the   Company,   Sun   Trust   Bank   (the
                              "Depositary"), and the holders

               10.1.1 First Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership

               12.1 Computation of ratio of earnings to combined fixed charges and preferred stock dividends

               99.1 Placement Agency Agreement dated April 1, 2002 among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

               99.2 Form of Purchase Agreement between the Company and the purchasers of the Depositary Shares